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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 3, 2002


         Excelligence Learning Corporation (formerly LearningStar Corp.)
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             (Exact name of registrant as specified in its charter)


Delaware                        000-32613                          77-0559897
-----------               ----------------------              ------------------
 (State of               (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)

                        2 Lower Ragsdale Drive, Suite 200
                           Monterey, California 93940
                           --------------------------
               (Address of principal executive offices) (Zip Code)


                                 (831) 333-2000
                                ----------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

     In a press release dated May 3, 2002, LearningStar Corp., a Delaware corporation (the "Company"), announced that it has changed its corporate name to "Excelligence Learning Corporation" effective May 3, 2002. The Company's stockholders approved the name change at the Company's annual meeting on May 1, 2002. The Company's shares will continue to trade under the symbol "LRNS" on the Nasdaq SmallCap Market. A copy of the Company's press release is filed as
Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                 Not applicable.

        (b)      PRO FORMA FINANCIAL INFORMATION

                 Not Applicable.

        (c)      EXHIBITS

                 99.1     Press Release of LearningStar Corp. dated May 3, 2002.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 3, 2002
                                          EXCELLIGENCE LEARNING CORPORATION

                                          By:  /s/ Richard Delaney
                                               ---------------------------------
                                               Richard Delaney
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

         99.1     Press Release of LearningStar Corp. dated May 3, 2002.